Exhibit 99.1

1 (NYSE Listed: PPO) 14th Annual Needham Growth Conference January 2012

2 These materials include "forward-looking statements". In these materials, the words “Polypore International,” “Company,” “we,” “us” and “our” refer to Polypore International, Inc. together with its subsidiaries, unless the context indicates otherwise. All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; absence of expected returns from intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward looking statements, we cannot give any assurance that any of the events anticipated by the forward looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward looking statements in these materials or the risk factors set forth above to reflect new information, future events or otherwise, except as may be required under federal securities laws. This presentation contains certain non-GAAP financial measures, including Adjusted EBITDA. For more information regarding the computation of Adjusted EBITDA and reconciliation to the most directly comparable GAAP measure, see the information and table at the end of the presentation. Safe Harbor Statement

3 Polypore Overview ROBERT TOTH President & Chief Executive Officer

4 Polypore is a leading global high technology filtration company specializing in microporous membranes.

5 Polypore is well positioned for long-term growth Leading market positions Proven innovation through a breadth of proprietary process and product technology Our markets have an attractive mix of growth and stability characteristics Global presence and customer base Polypore is well positioned to capitalize on the growing and sustainable demand associated with mobile & portable energy and purity as it relates to high performance filtration

Leading positions in our business segments

LTM Q3-2011 Sales $742mm
LTM Q3-2011 Adj EBITDA* $242mm

ENERGY STORAGE
Ion Exchange Membranes
LTM Q3-2011 Sales $554mm

ELECTRONICS & EDV's
LTM Sales $183mm

Lithium battery separators for…
- Portable hand-held devices
- Power tools
- Electric drive vehicles ("EDV's")



TRANSPORTATION & INDUSTRIAL
LTM Sales $371mm

Lead acid battery separators for…
- Auto/truck
- Forklifts
- Backup power


Polypore separator

SEPARATIONS MEDIA
High Performance Filtration
LTM Q3-2011 Sales $188mm

HEALTHCARE
LTM Sales $119mm

Membranes used in blood filtration applications…
- Hemodialysis
- Blood oxygenation
- Plasmapheresis



INDUSTRIAL & SPECIALTY
LTM Sales $69mm

- Liquid filtration
- Gasification
- Degasification
- Various separations



* As defined in Polypore's senior secured credit agreement

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7 Differentiation in high performance filtration increasingly depends on membrane technology Polypore products Flat sheet Hollow fiber Tubular Modules Phase separation Dry stretch Multi-layer Multiple polymers Water & beverage filtration Semiconductor and flat panel display manufacturing Lithium batteries Pharmaceutical manufacturing Applications Polypore processes Polypore has a breadth of proprietary process and product technologies

8 High growth market with significant upside potential Energy Storage — Electronics and EDV’s Membrane separators for lithium batteries Emerging substantial growth opportunities Low Lithium-ion penetration High > 8% Application Market Dynamics End-market Unit growth CORE ELECTRONICS Lithium is technology standard Large application base and continued proliferation into new applications Notebook computers, tablets Handsets/mobile phones Portable audio/visual Gaming devices MP3 players Bluetooth devices GPS LARGE-FORMAT CELLS Power tools Lithium displacing nickel as technology standard First commercialized in professional series Moving through DIY/consumer series Other applications Proliferation of new applications for large-format cells Lawn and garden tools Lawn mowers Electric motorcycles Home electronics (vacuum cleaners) Energy storage systems (“ESS”) ELECTRIC DRIVE VEHICLES (EDVs) Development programs with major auto manufacturers Only 5% EDV penetration in auto builds would double lithium separator demand OTHER MOBILE ENERGY Collaborating with others on advanced technology platforms

9 Projected Range of EDV share of total vehicles produced Representative OEM participants in lithium-ion programs Emergence of lithium-ion technology in Electric Drive Vehicles (EDV) Mid-point of projections shows approximately 3% EDV penetration of global new car market by 2012, growing to approximately 6% by 2015 * Forecast Range based on a compilation of 7 published industry analyst reports

10 $334 million of Lithium Battery Separator Capacity Expansions US capacity expansions targeted at EDV Charlotte, NC First investment fully ramped up by the end of Q2-2011 Second investment beginning to ramp up Concord, NC (new facility) First phase ramping up in 2012 Second phase ramping up later 2012 and into 2013 Third phase ramping up in 2013 and fully operational in 2014 Korea expansion Focus on further penetration of Asian consumer electronic battery manufacturers Capacity expansion complete with initial orders occuring Capacity expansions announced to date will drive growth in 2012 and substantial growth in 2013 and beyond.

11 Replacement batteries are 80% of global battery sales Number of vehicles in operation worldwide Source: WardsAuto.com and Wards Motor Vehicle Facts & Figures (2007 and 2009 data) 1982-2009 CAGR = 3% Energy Storage — Transportation & Industrial Well positioned in high-growth Asian region. High recurring revenue business due to large replacement market millions Membrane separators for lead-acid batteries Global leader in lead-acid battery separators Product breadth, scale and global supply capability lead the industry Well-positioned to take advantage of high-growth Asian market Production in Thailand, China, India Thailand facility is the largest lead acid battery separator producer in the region. Multi-year sales growth has exceeded 20% per annum Asia is largest separator consuming region in the world Two ongoing expansions in Asia to begin in 2012 Majority-owned JV with leading Chinese lead-acid battery producer (Camel) Additional production line in existing Thailand facility Largest technology portfolio in the industry 0 100 200 300 400 500 600 700 800 900 1,000 1982 1987 1992 1997 2002 2007 2009

12 Separations Media — Healthcare Membranes for medical applications Blood Oxygenation >6% market growth Clinically demonstrated best-in-class PUREMA® membrane Unique position as leading independent producer with broad product line New PUREMA® capacity beginning to ramp up World’s leading supplier High switching costs Plasmapheresis New treatment methodologies Polypore has leading expertise in blood/membrane interaction Polypore leverages its healthcare membrane technologies to serve broader filtration applications Hemodialysis Other Medical Applications

POLYPORE

Separations Media — Industrial & Specialty Filtration


Membranes & modules for industrial & specialty applications

	Technology driven growth opportunities	End markets
OEM membranes	◆ Extending membrane technology to new polymers and configurations	◆ Ultrapure water for microelectronics and pharmaceutical manufacturing ◆ Serum and blood purification ◆ Venting applications in pharmaceutical manufacturing
Liqui-Cel® Contactors	◆ New applications for gas transfer technologies	◆ Semiconductor and flat panel display manufacturing ◆ Ink deaeration
Liqui-Flux® Modules	◆ Forward integrating into hollow fiber-based modules for MF and UF markets	◆ Municipal water treatment ◆ Desalination prefiltration ◆ Wine clarification

Growing end markets

- Pharmaceutical /biotechnology 7-10% growth*
- Potable water 5-8% growth*
- Desalination prefiltration 20-25% growth*

Source: Frost & Sullivan; Company management
* Based on U.S. markets

Polypore is well positioned to serve high-growth and high-value membrane filtration opportunities.

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14 Polypore serves attractive end markets Primary Revenue Drivers Market Dynamics Long-Term End-market Unit growth ENERGY STORAGE ELECTRONICS & EDV’s Laptops, tablets, mobile phones and other handheld devices, portable audio/visual devices, power tools, EDVs High growth, short customer product life cycles >8% + EDV growth TRANSPORTATION & INDUSTRIAL Worldwide fleet of motor vehicles Conversion to high–performance polyethylene separators Major growth region is Asia 80% replacement market >GDP SEPARATIONS MEDIA HEALTHCARE Hemodialysis End-stage renal disease patient population Conversion to single-use dialyzers 100% recurring revenue >6% Blood oxygenation Aging population Incidence of heart disease High switching costs Modest Plasmapheresis New treatment technologies Small base, growth through new adoption 8% INDUSTRIAL & SPECIALTY FILTRATION Global demand for clean water Increasing need for purity in industrial and pharmaceutical processes Multiple fast growing, high-value applications >8%

15 Global infrastructure and customer base 2010 Net Sales by Geography* Operations * Net sales by customer location * Indicates technical center in addition to manufacturing facility Piney Flats, TN Corydon, IN Charlotte, NC* Owensboro, KY* Sélestat, France* Wuppertal, Germany* Tokyo, Japan Shanghai, China Prachinburi, Thailand* Sao Paulo, Brazil Obernberg, Germany Tianjin, China Norderstedt, Germany Seoul, Korea Feistritz, Austria Shenzhen, China Bangalore, India Europe 27% North America 22% Other 10% Asia 41% Manufacturing facility Sales office Operating headquarters

16 Key Takeaways and Strategic Direction Lead Acid High recurring revenue base of business with anticipated growth in excess of GDP Path Forward - focusing on Asia-Pacific growth, world’s fastest growing market Healthcare Hemodialysis and Blood Oxygenation applications are non-cyclical and growing Best in class Purema® membranes for hemodialysis – capacity expansion complete New long term applications in development utilizing leading expertise in healthcare membranes Filtration Growth across all key applications Long term demand drivers remain positive for high performance filtration Lithium Continued growth in mobile energy for consumer electronics and large format applications such as power tools and lawn and garden Significant global investment throughout value chain in electrification of vehicle fleets Emerging opportunity developing in energy storage systems (ESS) Significant lithium battery separator capacity expansions underway

17 Financials LYNN AMOS Chief Financial Officer

18 Revenue and Adjusted EBITDA Adjusted EBITDA ($ millions) Net sales ($ millions) $341 $379 $450 $368 $446 $554 $137 $155 $160 $149 $171 $188 $478 $535 $610 $517 $617 $742 0 100 200 300 400 500 600 700 $800 2006 2007 2008 2009 2010 LTM Q3 2011 Energy Storage Separations Media $142 $155 $176 $153 $185 $242 50 100 150 200 $250 2006 2007 2008 2009 2010 LTM Q3 2011

19 Capital Structure in Place to Support Growth Debt Balance As of 10/01/11 2011 2012 2013 2014 2017 US Term Loan $302.1 $0.8 $3.2 $3.2 $294.9 $ -- Euro Term Loan 45.2 0.1 0.5 0.5 44.1 -- 7.5% Senior Notes 365.0 -- -- -- -- 365.0 $90 Million Revolver -- -- -- -- -- -- Total Debt $712.3 $0.9 $3.7 $3.7 $339.0 $365.0 Cash on Hand $104.2 Net Debt $608.1 Net Leverage Ratio 2.5x

20 Cash & Liquidity Summary Strengthened capital structure and increased liquidity over the last 4 years Paid down $75 million and refinanced remaining 8.75% senior subordinated notes by issuing $365 million of new 7.5% senior notes in November 2010 Total net leverage improved from 5x at year-end 2007 to 2.5x at the end of Q3-2011 Cash generating businesses Generated cash from operations of $122 million in the first nine months of 2011 Funding all announced growth projects with cash from operations Over $375 million in growth capital projects initiated since August 2009 5 Lithium separator expansions in U.S. targeted for EDV applications Lithium separator expansion in Korea for consumer electronics Hemodialysis membrane (Purema®) expansion in Germany Lead Acid separator expansions in China and Thailand

21 Financial Takeaways Growth company driven by secular trends High recurring revenue core businesses Step change growth opportunity with electrification of vehicles High value application space Strong margin and cash generation to fund growth Leading market positions and technology Global presence Experienced team focused on creating shareholder value Capacity expansions announced to date will drive growth in 2012 and substantial growth in 2013 and beyond

22 APPENDIX

23 Non-GAAP Supplemental Information Adjusted EBITDA is a non-GAAP financial measure presented herein as a supplemental disclosure to net income and reported results. Adjusted EBITDA is defined in our credit agreement and represents earnings before interest, taxes, depreciation and amortization and certain non-operating items, business restructuring costs and other non-cash or non-recurring charges. For more information regarding the computation of Adjusted EBITDA and the reconciliation of Adjusted EBITDA to net income, please see the attached financial table. We present Adjusted EBITDA because we believe that it is a useful indicator of our operating performance. Adjusted EBITDA is a measure used in our credit agreement to determine the availability of borrowings under our revolving credit facility. We also use Adjusted EBITDA to review and assess operating performance in connection with employee incentive programs and the preparation of our annual budget and financial projections. We believe that the use of Adjusted EBITDA also facilitates the comparison of results between periods.

24 Appendix A Adjusted EBITDA Twelve Months Ended October 1, 2011 Net income $ 96.5 Add/Subtract: Depreciation and amortization expense 49.5 Interest expense, net 37.2 Income taxes 49.7 EBITDA 232.9 Stock-based compensation 5.2 Foreign currency gain (0.1) Loss on disposal of property, plant and equipment 1.2 Costs related to purchase of 8.75% senior subordinated notes 2.3 Costs related to the FTC litigation 0.9 Other non-cash or non-recurring charges (0.2) Adjusted EBITDA $ 242.2